UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Sec.240.14a-12

SOUTH JERSEY INDUSTRIES, INC.

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

<Insert name> <Insert title>	<Insert address> <Insert city, state and zip> T: <Insert phone number> F: <Insert fax number> <Insert web address>

To:           SJI Partners

From:      SJI
Date:       February 24, 2022
Subject:  SJI Transaction with IIF

To our valued partners:

We are writing to share an important update about SJI. This morning, we announced plans to be acquired by the Infrastructure Investments Fund (IIF). This transaction is an exciting milestone for our company that will help us build on our leading position as our industry accelerates the transition to low carbon and renewable energy.

IIF is a terrific partner for SJI. As a trusted partner and long-term investor in utility and renewable energy companies, together we will be well positioned to execute on SJI’s clean energy and decarbonization initiatives in support of the environmental goals of our State and region. The IIF family of companies includes a number of other utilities, including Summit Utilities, El Paso Electric and SouthWest Water Company.

While this transaction means a change in ownership, it will not change our values or our focus on delivering safe, reliable, affordable, clean energy to our customers and supporting our valued partners. IIF is partnering with us because they believe in our business and the value that we provide to our customers and our communities. Like us, IIF is focused on safety, sustainability and community engagement. With IIF’s support, we expect to have the flexibility and additional resources to advance our initiatives to modernize our critical infrastructure, maintain our high standard of customer service at reasonable rates and further enhance the safety, reliability, and sustainability of our businesses. We expect this to make us an even stronger partner to you.

Until the transaction closes, which expect to occur in in the fourth quarter of 2022, we remain an independent company and continue to operate as usual. This means that you should not expect any changes in the way we work with your organization. All of your current contracts will remain in place and you will be able to work with the same SJI contact you always have. After closing, we will remain locally managed with headquarters in Folsom, New Jersey and strong ties to the communities that we serve.

We will keep you informed as more information becomes available, and should you have any questions, please do not hesitate to reach out to your regular contact.

Thank you for your continued support and partnership. We look forward to working together for years to come as we enter this exciting next chapter for SJI.

Additional Information and Where to Find It

In connection with the proposed transaction, SJI expects to file a proxy statement, as well as other relevant materials, with the Securities and Exchange Commission (the “SEC”). This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that SJI may file with the SEC in connection with the proposed transaction. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by SJI with the SEC at http://www.sec.gov, the SEC’s website, or from SJI’s website (https://investors.sjindustries.com). In addition, the proxy statement and other documents filed by SJI with the SEC (when available) may be obtained from SJI free of charge by directing a request to Investor Relations at investors.sjindustries.com.

Participants in the Solicitation

SJI, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from SJI shareholders in connection with the proposed transaction. Information about SJI’s directors and executive officers is set forth in its definitive proxy statement for its 2021 annual meeting of shareholders filed with the SEC on March 18, 2021. To the extent the holdings of the SJI securities by the SJI directors and executive officers have changed since the amounts set forth in the proxy statement for its 2021 annual meeting of shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of SJI’s website located at https://investors.sjindustries.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement and other relevant materials SJI may file with the SEC.

Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition of the Company, shareholder and regulatory approvals, the expected timetable for completing the proposed transaction and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.  These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management’s time on transaction-related issues.

All statements, other than statements of historical fact, including statements regarding guidance, industry prospects, future results of operations or financial position, expected sources of incremental margin, strategy, financing needs, future capital expenditures and the outcome or effect of ongoing litigation, should be considered forward looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” "estimate," “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” "target," "will" and similar expressions are intended to identify forward looking statements. These forward looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ materially from those expressed in the forward looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” on Form 10-K for the year ended December 31, 2021 and in any other SEC filings made by the Company.  The company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.